UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2006
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11311 (Commission File Number)	13-3386776 (IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI (Address of principal executive offices)	48034 (Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events.
On May 16, 2006, Lear Corporation issued a press release announcing that it commenced a consent solicitation and cash tender offer to purchase any and all of its outstanding zero-coupon convertible senior notes due 2022. A copy of the press release is incorporated by reference herein as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release of Lear Corporation issued May 16, 2006, incorporated by reference to Exhibit (a)(5) to Lear Corporation’s Schedule TO filed on May 16, 2006.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation

Date: May 16, 2006	By:	/s/ Daniel A. Ninivaggi
	Name:	Daniel A. Ninivaggi
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Lear Corporation issued May 16, 2006, incorporated by reference to Exhibit (a)(5) to Lear Corporation’s Schedule TO filed on May 16, 2006.

4